UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2020

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

TherapeuticsMD, Inc., a Nevada corporation (the “Company”), is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation dated January 2020, which will be used in discussions with investors and analysts beginning on January 14, 2020 and at the 38th Annual J.P. Morgan Healthcare Conference on January 15, 2020 at 12:30 p.m. EST, and which may also be used, in whole or in part, and subject to modification, at subsequent meetings with investors or analysts. The investor presentation, which is incorporated herein by reference, discloses, among other information, certain preliminary financial information for the quarter ended December 31, 2019.

The information in this Current Report on Form 8-K (including the exhibit) is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Investor Presentation

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

Mitchell Krassan 10b5-1 Trading Plan

In December 2019, Mitchell Krassan, the Chief Strategy & Performance Officer of the Company, entered into a 10b5-1 trading plan (the “Krassan 10b5-1 Plan”) with respect to an aggregate of 789,658 ten-year options to acquire common stock, $0.001 per share (“Common Stock”), of the Company, with exercise prices equal to $0.19 and $0.20 per share. The options expire in May 2020 and September 2020.  Pursuant to the terms of the Krassan 10b5-1 Plan, Mr. Krassan intends to exercise these options and sell the underlying shares of Common Stock in two blocks in early February 2020 and early April 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	TherapeuticsMD, Inc. Presentation dated January 2020.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.

Date:	January 14, 2020	By:	/s/ Daniel A. Cartwright
Daniel A. Cartwright Chief Financial Officer